EXHIBIT 99

Form 4 Joint Filer Information

Name:     Green Equity Investors Side III, L.P.
Relationship to Issuer:   Green Equity Investors Side III, L.P. is an affiliated fund of
     Green Equity Investors III, L.P. and invests in tandem with
     Green Equity Investors III, L.P.  The investments of Green
     Equity Investors Side III, L.P. represent less than 1% of the amount invested in each transaction.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors III, L.P.
Issuer & Ticker Symbol:   Rite Aid Corporation (RAD)
Date of Event Requiring Statement: February 8, 2005

     By: GEI Capital III, LLC, its General Partner

     Signature: /s/ Jonathan D. Sokoloff
     By:  Jonathan D. Sokoloff
     Title:  Manager
     Date:  February 9, 2005

Name:     GEI Capital III, LLC
Relationship to Issuer:   General Partner of Green Equity Investors III, L.P. and
     Green Equity Investors Side III, L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors III, L.P.
Issuer & Ticker Symbol:   Rite Aid Corporation (RAD)
Date of Event Requiring Statement: February 8, 2005

     Signature: /s/ Jonathan D. Sokoloff
     By:  Jonathan D. Sokoloff
     Title:  Manager
     Date:  February 9, 2005

Name:     Grand Avenue Associates, L.P.
Relationship to Issuer:   Limited Partner of Green Equity Investors III, L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors III, L.P.
Issuer & Ticker Symbol:   Rite Aid Corporation (RAD)
Date of Event Requiring Statement: February 8, 2005

     By: Grand Avenue Capital Corporation, its General Partner

     Signature: /s/ Jonathan D. Sokoloff
     By:  Jonathan D. Sokoloff
     Title:  Vice President
     Date:  February 9, 2005

Name:     Grand Avenue Capital Corporation
Relationship to Issuer:   General Partner of Grand Avenue Associates, L.P., which
     is a Limited Partner of Green Equity Investors III, L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors III, L.P.
Issuer & Ticker Symbol:   Rite Aid Corporation (RAD)
Date of Event Requiring Statement: February 8, 2005

     Signature: /s/ Jonathan D. Sokoloff
     By:  Jonathan D. Sokoloff
     Title:  Vice President
     Date:  February 9, 2005

Name:     Leonard Green & Partners, L.P.
Relationship to Issuer:   Management company of Green Equity Investors III, L.P.
     and Green Equity Investors Side III, L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors III, L.P.
Issuer & Ticker Symbol:   Rite Aid Corporation (RAD)
Date of Event Requiring Statement: February 8, 2005

     By: LGP Management, Inc., its General Partner

     Signature: /s/ Jonathan D. Sokoloff
     By:  Jonathan D. Sokoloff
     Title:  Vice President
     Date:  February 9, 2005

Name:     LGP Management, Inc.
Relationship to Issuer:   General Partner of Leonard Green & Partners, L.P., which
     is the management company of Green Equity Investors III,
     L.P. and Green Equity Investors Side III, L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors III, L.P.
Issuer & Ticker Symbol:   Rite Aid Corporation (RAD)
Date of Event Requiring Statement: February 8, 2005

     Signature: /s/ Jonathan D. Sokoloff
     By:  Jonathan D. Sokoloff
     Title:  Vice President
     Date:  February 9, 2005

Name:     Jonathan D. Sokoloff
Relationship to Issuer:   Director of the Issuer and Managing Partner of Leonard
     Green & Partners, L.P., which is the management company
     of Green Equity Investors III, L.P. and Green Equity
     Investors Side III, L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors III LP
Issuer & Ticker Symbol:   Rite Aid Corporation (RAD)
Date of Event Requiring Statement: February 8, 2005

     Signature: /s/ Jonathan D. Sokoloff
     Date:  February 9, 2005

Name:     John G. Danhakl
Relationship to Issuer:   Director of the Issuer and Managing Partner of Leonard
     Green & Partners, L.P., which is the management company
     of Green Equity Investors III, L.P. and Green Equity
     Investors Side III, L.P.
Address:    11111 Santa Monica Boulevard, Suite 2000
     Los Angeles, CA 90025

Designated Filer:   Green Equity Investors III LP
Issuer & Ticker Symbol:   Rite Aid Corporation (RAD)
Date of Event Requiring Statement: February 8, 2005

     Signature: /s/ John G. Danhakl
     Date:  February 9, 2005

Each of the above reporting persons directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 16 of the
Securities Exchange Act of 1934, as amended, to be the indirect beneficial owner of the shares owned by Green Equity Investors III, L.P. and Green Equity Investors Side III, L.P. and,
therefore, a "ten percent holder" hereunder. Each of the reporting persons disclaims beneficial ownership of the securities reported herein, except to the extent of its pecuniary interest therein, and this report shall not be deemed an admission that any of the reporting persons is the beneficial owner of such securities for purposes of Section 16 or for any other purposes.